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                              ARTHUR ANDERSEN LLP




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Annual Report on Form 10-K, into Bolder Technologies Corporation's previously filed Registration Statement on Form S-3 (File No. 333-41625) and Registration Statement on Form S-8 (File No. 333-20989).




                                                  /s/ ARTHUR ANDERSEN LLP
                                                  ARTHUR ANDERSEN LLP

Denver, Colorado,
 March 27, 1998.